MUNICIPAL ADVANTAGE FUND INC.

                                                               November 22, 1995

Dear Shareholder:

     The Municipal Advantage Fund achieved excellent results in the fiscal year ended October 31, 1995, meeting its objective of delivering a high level of income exempt from regular federal income tax. The Fund paid monthly dividends of 6 1/2 cents per common share, or a total of 78 cents per share for the year.

     The Fund delivered a total return (dividends plus price appreciation) of 24.1% in the fiscal year, based on the net asset value (NAV) per common share and assuming reinvestment of dividends. This performance was well above the total return of 14.8% for the Lehman Brothers Municipal Bond Index, a widely followed benchmark. The Fund's performance also exceeded the average total return on NAV of 19.0% for the leveraged closed-end municipal bond funds monitored by Lipper Analytical Services, Inc. The Fund's return on NAV ranked ninth best among the 63 funds in this Lipper universe. The Fund's total return on NAV was 5.5% in the fourth fiscal quarter, surpassing the 3.4% return of the Lehman index for that period.

     The Fund's returns were even higher based on the market price of its shares on the New York Stock Exchange. At market, the Fund provided a total return of 27.9% in the fiscal year and 6.3% in the fourth quarter, assuming reinvestment of dividends. Because the market price rose more sharply than the NAV, the Fund's discount (the amount the market price is below NAV) narrowed to 15.6% as of October 31, 1995. Nearly all closed-end municipal bond funds continue to trade at significant discounts to NAV. One way for owners of the Fund's common shares to take advantage of the discount is by reinvesting dividends.

     The Fund's strong performance in the year and the quarter reflected the benefits of leverage in a rising bond market. In addition, in managing the Fund, we continuously rebalanced the portfolio, selling bonds as they reached or exceeded par value and reinvesting the proceeds in bonds selling at a discount to par. In this way, we remained heavily invested in quality discount securities throughout the year. Our strategy worked well, since high-quality discount bonds were among the market's top performers.

     We also extended somewhat the maturity of the Fund's portfolio to capture the higher yields available on longer-term securities. As of October 31, 1995, the average maturity of the portfolio was 22 years, up from 20 years on October 31, 1994.

Preferred Stock Costs
---------------------

     As you know, the Fund is leveraged by its outstanding issue of auction rate preferred stock. Dividend costs on the preferred stock have come down significantly from their peak early in the fiscal year, benefiting the Fund's performance. At the latest auction on November 13, 1995, the Fund sold 28-day auction rate preferred stock at an annual rate of 3.85%, virtually unchanged from the prior issue and down from an earlier high of 4.26%.

     Our primary purpose in using leverage is to increase the Fund's yield: proceeds from the preferred stock are invested in municipal bonds that yield more than the cost of the preferred, and the Fund realizes the difference. In addition, the use of leverage offers common shareholders the prospect of accelerated capital appreciation in a rising bond market. Leverage can, however, add to losses in a declining market.

Portfolio Profile
-----------------

     While leverage increases risk, we seek to moderate that risk by investing conservatively. As of October 31, 1995, 84.6% of the Fund's assets were invested in securities rated A or better by Standard & Poor's or Moody's. In addition to emphasizing investment quality, we stress investment diversification by state and market sector. The five largest portfolio positions by state as of October 31, 1995 were: New York, 15.6%; Illinois, 11.8%; California, 7.1%; Nevada, 5.8%; and Minnesota, 5.2%. The five largest sectors represented in the Fund were: health and hospital, 22.6%; housing, 18.8%; general obligation, 12.8%; power and utility, 9.4%; and water and sewer, 8.9%.

Yield at Fiscal Year End
------------------------

     The tax-exempt yield on the Fund's common shares was 6.7% as of October 31, 1995, based on the $11.625 per share October 31 closing price on the New York Stock Exchange and the annualized monthly dividend rate as of that date. This yield was equivalent to 11.1% on a taxable basis for investors in the top federal tax bracket of 39.6% and was well above the inflation rate, providing a positive real return for shareholders.

     A recorded periodic update, reviewing the municipal bond markets and containing specific information regarding the Fund and its portfolio, is available by calling (800) 421-4777.

Summary
-------

     The Fund performed well in the past year, benefiting from rising bond prices and an investment strategy that produced attractive rates of return. Our goal is to continue to generate high current income, exempt from regular federal income taxes, from a diversified portfolio of quality municipal securities.

     We at the Fund, along with the Fund's manager, Advantage Advisers, Inc., and its adviser, OpCap Advisors, thank you for investing with the Municipal Advantage Fund.

                                                Sincerely,

                                                /s/ Mark C. Biderman

                                                Mark C. Biderman
                                                President

                         MUNICIPAL ADVANTAGE FUND INC.
                            SCHEDULE OF INVESTMENTS
                               October 31, 1995

Principal                                                                                  Credit Rating*
  Amount                                                                                    (Moody's/S&P)           Value
-----------------------------------------------------------------------------------------------------------------------------
                LONG-TERM INVESTMENTS--98.4%
                ALABAMA--2.0%
$1,200,000      Birmingham General Obligation Notes,
                   5.625%, 4/1/13......................................................         A1/AA            $  1,205,124
 2,000,000      DCH Health Care Authority, Health Care Facilities Revenue,
                   5.70%, 6/1/15.......................................................         A1/A+               1,906,960
                                                                                                                 ------------
                                                                                                                    3,112,084
                                                                                                                 ------------
                CALIFORNIA--7.1%
 1,000,000      Burbank Redevelopment Agency,
                   6.00%, 12/1/13......................................................        Baa1/A-                966,780
 2,500,000      California Health Facilities Financing Authority Revenue,
                   6.25%, 3/1/21.......................................................        Aa3/AA               2,527,525
 1,330,000      California State General Obligation Notes (FGIC insured),
                   5.50%, 4/1/15.......................................................        Aaa/AAA              1,306,592
                California State Public Works Board, Lease Revenue,
 1,690,000         5.625%, 5/1/20......................................................        Aaa/AAA              1,653,733
 1,000,000         6.30%, 10/1/10......................................................         A/A-                1,026,940
 1,000,000      Madera County Certificates of Participation
                   (MBIA insured),
                   6.125%, 3/15/23.....................................................        Aaa/AAA              1,023,360
 1,000,000      San Francisco City & County Certificates of Participation
                   (CGIC insured),
                   5.60%, 4/1/16.......................................................        Aaa/AAA                984,420
 1,500,000      Student Education Loan Marketing Corporation,
                   Student Loan Revenue,
                   7.00%, 7/1/10.......................................................         NR/A                1,549,335
                                                                                                                 ------------
                                                                                                                   11,038,685
                                                                                                                 ------------
                COLORADO--3.3%
 3,085,000      Colorado Health Facilities Authority Revenue (MBIA insured),
                   5.95%, 5/15/12......................................................        Aaa/AAA              3,177,643
 2,000,000      Denver City & County Airport Revenue (MBIA insured),
                   5.75%, 11/15/17.....................................................        Aaa/AAA              1,946,400
                                                                                                                 ------------
                                                                                                                    5,124,043
                                                                                                                 ------------
                Delaware--.9%
 1,500,000      University of Delaware, Housing & Dining Systems Revenue,
                   5.50%, 11/1/15......................................................        NR/AA+               1,450,590
                                                                                                                 ------------
                GEORGIA--1.5%
 1,000,000      Savannah Hospital Authority Revenue,
                   6.125%, 7/1/12......................................................         A/NR                1,019,990
 1,260,000      Toombs County Hospital Authority Revenue,
                   7.00%, 12/1/17......................................................        NR/BBB               1,264,927
                                                                                                                 ------------
                                                                                                                    2,284,917
                                                                                                                 ------------

                         MUNICIPAL ADVANTAGE FUND INC.
                      SCHEDULE OF INVESTMENTS (continued)
                               October 31, 1995

Principal                                                                                  Credit Rating*
  Amount                                                                                    (Moody's/S&P)           Value
-----------------------------------------------------------------------------------------------------------------------------
                LONG-TERM INVESTMENTS (CONT'D)
                ILLINOIS--11.8%
$2,500,000      Arlington Heights General Obligation Notes,
                   5.65%, 12/1/14......................................................         Aa/NR            $  2,470,550
 4,000,000      Chicago General Obligation Notes (FGIC insured),
                   5.625%, 1/1/23......................................................        Aaa/AAA              3,925,920
 3,500,000      Du Page Water Commission, Water Revenue,
                   5.25%, 5/1/14.......................................................         Aa/AA               3,356,115
                Illinois Health Facilities Authority Revenue,
 1,000,000         6.00%, 2/15/19......................................................          A/A                  961,140
 2,905,000         9.00%, 11/15/15.....................................................       Baa1/BBB              3,345,485
 2,985,000      Illinois Housing Development Authority Revenue,
                   6.70%, 8/1/25.......................................................         Aa/AA               3,055,774
 1,195,000      Illinois Municipal Electric Agency, Power Supply Systems Revenue
                   (AMBAC insured),
                   5.75%, 2/1/21.......................................................        Aaa/AAA              1,179,214
                                                                                                                 ------------
                                                                                                                   18,294,198
                                                                                                                 ------------
                KENTUCKY--.7%
 1,000,000      Louisville & Jefferson Counties Metropolitan Sewer District
                   (AMBAC insured),
                   6.50%, 5/15/24......................................................        Aaa/AAA              1,081,040
                                                                                                                 ------------
                MAINE--1.8%
 1,700,000      Maine Municipal Bond Bank,
                   5.80%, 11/1/20......................................................         Aa/A+               1,691,109
 1,000,000      Maine State Housing Authority, Mortgage Purchase,
                   7.55%, 11/15/22.....................................................        A1/AA-               1,061,150
                                                                                                                 ------------
                                                                                                                    2,752,259
                                                                                                                 ------------
                MARYLAND--1.4%
 2,000,000      Maryland State Community Development Administration
                   (FHA insured),
                   7.60%, 4/1/23.......................................................         Aa/NR               2,128,180
                                                                                                                 ------------
                MASSACHUSETTS--5.2%
 4,000,000      Boston General Obligation Notes (FHA insured),
                   5.75%, 2/15/23......................................................        Aa/AA-               3,845,400
 2,250,000      Massachusetts State Health & Education Facilities
                   Authority Revenue,
                   6.25%, 12/1/22......................................................         A1/A                2,265,030
 2,000,000      Massachusetts State Water Resource Authority,
                   5.25%, 3/1/13.......................................................          A/A                1,910,020
                                                                                                                 ------------
                                                                                                                    8,020,450
                                                                                                                 ------------

                         MUNICIPAL ADVANTAGE FUND INC.
                      SCHEDULE OF INVESTMENTS (continued)
                               October 31, 1995

Principal                                                                                  Credit Rating*
  Amount                                                                                    (Moody's/S&P)           Value
-----------------------------------------------------------------------------------------------------------------------------
                LONG-TERM INVESTMENTS (CONT'D)
                MICHIGAN--4.7%
$1,700,000      Dearborn School District,
                   6.00%, 5/1/14.......................................................         Aa/AA            $  1,740,885
 1,000,000      Grand Rapids Water Supply Systems Revenue (FGIC insured),
                   6.50%, 1/1/15.......................................................        Aaa/AAA              1,054,850
                Michigan State Hospital Finance Authority Revenue,
 2,490,000         5.375%, 10/15/13....................................................         A1/NR               2,312,538
 2,000,000         8.125%, 10/1/21.....................................................        Baa/BBB              2,172,900
                                                                                                                 ------------
                                                                                                                    7,281,173
                                                                                                                 ------------
                MINNESOTA--5.2%
                Minnesota State Housing Finance Agency,
 1,650,000         6.00%, 2/1/14.......................................................         NR/AA               1,659,487
 3,950,000         6.10%, 8/1/22.......................................................         NR/AA               3,934,042
 2,500,000         6.25%, 8/1/22.......................................................         NR/AA               2,503,375
                                                                                                                 ------------
                                                                                                                    8,096,904
                                                                                                                 ------------
                NEVADA--5.8%
 2,000,000      Clark County General Obligation Notes (MBIA insured),
                   6.00%, 6/1/13.......................................................        Aaa/AAA              2,087,240
                Clark County Passenger Facility Charge Revenue (MBIA insured),
 1,500,000         5.75%, 7/1/23.......................................................        Aaa/AAA              1,439,775
 4,000,000         6.00%, 7/1/17.......................................................        Aaa/AAA              4,016,280
 1,555,000      Nevada Housing Division,
                   5.85%, 10/1/15......................................................         Aa/NR               1,512,175
                                                                                                                 ------------
                                                                                                                    9,055,470
                                                                                                                 ------------
                NEW HAMPSHIRE--1.3%
                New Hampshire State Housing Finance Authority,
 1,000,000         6.50%, 7/1/14.......................................................         Aa/NR               1,016,240
 1,000,000         6.90%, 7/1/19.......................................................         Aa/NR               1,041,240
                                                                                                                 ------------
                                                                                                                    2,057,480
                                                                                                                 ------------
                NEW YORK--15.6%
 2,000,000      Metropolitan Transportation Authority, Transportation
                   Facilities Revenue,
                   6.00%, 7/1/14.......................................................       Baa/BBB+              1,973,320
                New York City General Obligation Notes,
 1,300,000         6.00%, 8/1/09.......................................................       Baa1/BBB+             1,285,492
 2,000,000         6.00%, 5/15/10......................................................       Baa1/BBB+             1,973,260
 1,000,000         6.95%, 8/15/12 (MBIA insured).......................................        Aaa/AAA              1,111,260
 2,270,000         7.00%, 10/1/09......................................................       Baa1/BBB+             2,427,424
 2,000,000      New York City Industrial Development Agency,
                   Special Facilities Revenue,
                   6.125%, 1/1/24......................................................          A/A                1,974,680

                         MUNICIPAL ADVANTAGE FUND INC.
                      SCHEDULE OF INVESTMENTS (continued)
                               October 31, 1995

Principal                                                                                  Credit Rating*
  Amount                                                                                    (Moody's/S&P)           Value
-----------------------------------------------------------------------------------------------------------------------------
                LONG-TERM INVESTMENTS (CONT'D)
                NEW YORK (CONT'D)
$3,550,000      New York City Municipal Water Finance Authority,
                   Water & Sewer Systems Revenue,
                   6.00%, 6/15/25......................................................         A/A-             $  3,552,946
                New York State Dormitory Authority Revenues,
 1,500,000         5.75%, 5/15/24......................................................       Baa1/BBB+             1,437,180
   500,000         6.25%, 7/1/25.......................................................       Baa1/BBB-               503,490
 1,500,000         6.75%, 7/1/24 (MBIA insured)........................................        Aaa/AAA              1,649,760
 1,000,000         7.65%, 8/1/30 (FHA insured).........................................        NR/AAA               1,119,300
                New York State Local Government Assistance Corporation,
 1,000,000         5.50%, 4/1/18.......................................................          A/A                  961,370
 1,500,000         6.50%, 4/1/20.......................................................          A/A                1,579,080
 1,000,000      New York State Medical Care Facilities, Finance Agency Revenue,
                   6.50%, 8/15/24......................................................       Baa1/BBB+             1,024,810
 1,000,000      New York State Thruway Authority, Service Contract Revenue,
                   5.875%, 4/1/14......................................................       Baa1/BBB                978,490
   565,000      New York State Urban Development Corporation, Correctional
                   Capital Facility,
                   5.625%, 1/1/07......................................................       Baa1/BBB                558,276
                                                                                                                 ------------
                                                                                                                   24,110,138
                                                                                                                 ------------
                NORTH CAROLINA--2.4%
 3,700,000      North Carolina Municipal Power Agency, No. 1 Catawba
                   Electric Revenue (MBIA insured),
                   5.75%, 1/1/15.......................................................        Aaa/AAA              3,678,429
                                                                                                                 ------------
                OHIO--1.6%
 2,500,000      Lucas County Hospital Revenue (MBIA insured),
                   5.39%, 8/15/14 (A)..................................................        Aaa/AAA              2,422,750
                                                                                                                 ------------
                PENNSYLVANIA--2.9%
 4,600,000      Philadelphia Hospital & Higher Education Facilities Authority,
                   Hospital Revenue,
                   6.60%, 7/1/10.......................................................        NR/BBB               4,556,898
                                                                                                                 ------------
                SOUTH CAROLINA--1.5%
 1,000,000      Greenville County Public Facilities Corporation (AMBAC insured),
                   5.70%, 4/1/17.......................................................        Aaa/AAA                976,990
 1,450,000      York County Industrial Revenue,
                   5.70%, 1/1/24.......................................................         A2/A+               1,370,424
                                                                                                                 ------------
                                                                                                                    2,347,414
                                                                                                                 ------------

                         MUNICIPAL ADVANTAGE FUND INC.
                      SCHEDULE OF INVESTMENTS (continued)
                               October 31, 1995

Principal                                                                                  Credit Rating*
  Amount                                                                                    (Moody's/S&P)           Value
-----------------------------------------------------------------------------------------------------------------------------
                LONG-TERM INVESTMENTS (CONT'D)
                TENNESSEE--3.5%
$2,020,000      Shelby County General Obligation Notes,
                   5.80%, 4/1/19.......................................................        Aa/AA+            $  2,056,421
 3,410,000      Tennessee Housing Development Agency, Mortgage Finance,
                   5.90%, 7/1/18.......................................................         A1/A+               3,330,581
                                                                                                                 ------------
                                                                                                                    5,387,002
                                                                                                                 ------------
                TEXAS--4.8%
 1,000,000      Harris County Toll Road Subordinated Lien,
                   6.50%, 8/15/15......................................................         Aa/AA               1,068,130
                Houston Water Conveyance System, Contract Certificates of
                   Participation (AMBAC insured),
 1,000,000         6.25%, 12/15/14.....................................................        Aaa/AAA              1,069,520
 1,400,000         7.50%, 12/15/15.....................................................        Aaa/AAA              1,693,566
 3,500,000      San Antonio Electric & Gas Revenue,
                   6.00%, 2/1/14.......................................................        Aa1/AA               3,530,415
                                                                                                                 ------------
                                                                                                                    7,361,631
                                                                                                                 ------------
                UTAH--1.1%
                Utah Housing Finance Agency (FHA insured),
 1,175,000         6.35%, 7/1/11.......................................................         Aa/NR               1,207,865
   500,000         6.55%, 7/1/26.......................................................         Aa/NR                 514,635
                                                                                                                 ------------
                                                                                                                    1,722,500
                                                                                                                 ------------
                VERMONT--1.2%
 1,690,000      Vermont Housing Finance Agency (FHA insured),
                   7.85%, 12/1/29......................................................         A1/A-               1,802,030
                                                                                                                 ------------
                VIRGINIA--2.8%
 4,200,000      Virginia Housing Development Authority,
                   6.50%, 1/1/13.......................................................        Aa1/AA+              4,320,456
                                                                                                                 ------------
                WASHINGTON--4.6%
 1,000,000      King County School District No. 415,
                   6.45%, 12/1/12......................................................        A1/AA-               1,078,470
 1,160,000      Seattle Museum Development Authority,
                   6.30%, 7/1/13.......................................................        Aa1/AA+              1,211,806
 5,000,000      Washington State Public Power Supply Systems, Nuclear Project
                   No. 1 Revenue (MBIA insured),
                   5.60%, 7/1/15.......................................................        Aaa/AAA              4,883,150
                                                                                                                 ------------
                                                                                                                    7,173,426
                                                                                                                 ------------
                WISCONSIN--1.3%
 2,000,000      Janesville Pollution Control Revenue,
                   5.55%, 4/1/09.......................................................         A3/A-               1,948,260
                                                                                                                 ------------

                         MUNICIPAL ADVANTAGE FUND INC.
                      SCHEDULE OF INVESTMENTS (continued)
                               October 31, 1995

Principal                                                                                  Credit Rating*
  Amount                                                                                    (Moody's/S&P)           Value
-----------------------------------------------------------------------------------------------------------------------------
                LONG-TERM INVESTMENTS (CONT'D)
                PUERTO RICO--2.4%
$2,565,000      Puerto Rico Commonwealth Highway & Transportation Authority,
                   Highway Revenue,
                   5.75%, 7/1/18.......................................................        Baa1/A            $  2,517,009
 1,250,000      Puerto Rico Electric Power Authority, Power Revenue,
                   6.00%, 7/1/15.......................................................        Baa1/A-              1,264,525
                                                                                                                 ------------
                                                                                                                    3,781,534
                                                                                                                 ------------
                Total Long-Term Investments (cost - $150,009,910)......................                          $152,389,941
                                                                                                                 ------------

                Total Investments (B) (cost - $150,009,910)............................         98.4%            $152,389,941
                Other Assets in Excess of Other Liabilities............................          1.6                2,518,444
                                                                                               -----             ------------
                Total Net Assets.......................................................        100.0%            $154,908,385
                                                                                               =====             ============

--------------------------------------------------------------------------------

   * Unaudited.

(A) Security has an embedded interest rate cap which creates a variable coupon. The coupon rate (which cannot exceed 8.00% nor decline below 5.09%) is linked to changes in the PSA (Public Securities Association) index.

(B) Aggregate unrealized appreciation for securities in which there is an excess of value over tax cost is $3,145,138, aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $1,074,457 and net unrealized appreciation for Federal income tax purposes is $2,070,681. The cost basis of portfolio securities for Federal income tax basis is $150,319,260.

    See accompanying notes to financial statements.

                         MUNICIPAL ADVANTAGE FUND INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               October 31, 1995

ASSETS
   Investments, at value (cost - $150,009,910)..........................................................    $152,389,941
   Cash.................................................................................................          81,982
   Interest receivable..................................................................................       2,751,317
   Deferred organization expenses.......................................................................          43,954
   Prepaid expenses.....................................................................................          19,938
                                                                                                            ------------
      Total Assets......................................................................................     155,287,132
                                                                                                            ------------
LIABILITIES
   Investment management fee payable....................................................................          78,582
   Dividends payable attributable to preferred shares...................................................          88,204
   Dividends payable attributable to common shares......................................................         128,420
   Other payables and accrued expenses..................................................................          83,541
                                                                                                            ------------
      Total Liabilities.................................................................................         378,747
                                                                                                            ------------
NET ASSETS
   Preferred stock ($.001 par value and $50,000 liquidation value per share
      applicable to 1,100 shares issued)................................................................      55,000,000
                                                                                                            ------------
   Common stock:
      Par value ($.001 per share, applicable to 7,257,093 shares issued)................................           7,257
      Paid-in-surplus...................................................................................     100,618,353
   Undistributed net investment income..................................................................         204,027
   Accumulated net realized loss on investments.........................................................      (3,301,283)
   Net unrealized appreciation on investments...........................................................       2,380,031
                                                                                                            ------------
      Net assets applicable to common shareholders......................................................      99,908,385
                                                                                                            ------------
         Total Net Assets...............................................................................    $154,908,385
                                                                                                            ============
         Net asset value per common share...............................................................          $13.77
                                                                                                                  ======

See accompanying notes to financial statements.

                         MUNICIPAL ADVANTAGE FUND INC.
                            STATEMENT OF OPERATIONS
                      For the year ended October 31, 1995

INVESTMENT INCOME
   Interest.............................................................................................     $ 9,208,831
                                                                                                             -----------
OPERATING EXPENSES
   Investment management fee (note 2)...................................................................         889,036
   Auction fees and commissions.........................................................................         149,952
   Auditing, consulting and tax return preparation fees.................................................          67,572
   Legal fees...........................................................................................          47,068
   Reports and notices to shareholders..................................................................          42,832
   Custodian fees.......................................................................................          39,461
   Directors' fees and expenses.........................................................................          25,168
   Transfer and dividend disbursing agent fees..........................................................          22,873
   Stock exchange listing fee...........................................................................          17,794
   Amortization of deferred organization expenses.......................................................          17,582
   Miscellaneous........................................................................................          22,916
                                                                                                             -----------
      Total operating expenses..........................................................................       1,342,254
                                                                                                             -----------
         Net investment income..........................................................................       7,866,577
                                                                                                             -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NET
   Net realized loss on investments.....................................................................      (2,041,826)
   Net change in unrealized appreciation (depreciation) on investments..................................      16,416,958
                                                                                                             -----------
      Net realized loss and change in unrealized appreciation (depreciation) on investments.............      14,375,132
                                                                                                             -----------
   Net increase in net assets resulting from operations.................................................     $22,241,709
                                                                                                             ===========

See accompanying notes to financial statements.

                         MUNICIPAL ADVANTAGE FUND INC.
                      STATEMENT OF CHANGES IN NET ASSETS

                                                                                        Year ended           Year ended
                                                                                     October 31, 1995     October 31, 1994
                                                                                     ----------------     ----------------
OPERATIONS
   Net investment income..........................................................      $  7,866,577         $  7,657,130
   Net realized loss on investments...............................................        (2,041,826)          (1,259,457)
   Net change in unrealized appreciation (depreciation) on investments............        16,416,958          (19,774,914)
                                                                                        ------------         ------------
      Net increase (decrease) in net assets resulting from operations.............        22,241,709          (13,377,241)
                                                                                        ------------         ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
   Dividends to preferred shareholders from net investment income.................        (2,223,538)          (1,562,237)
   Dividends to common shareholders from net investment income....................        (5,660,535)          (6,241,095)
   Distributions to preferred shareholders from net realized gains................                --              (58,300)
   Distributions to common shareholders from net realized gains...................                --             (267,787)
                                                                                        ------------         ------------
      Total dividends and distributions to shareholders...........................        (7,884,073)          (8,129,419)
                                                                                        ------------         ------------
         Total increase (decrease) in net assets..................................        14,357,636          (21,506,660)
NET ASSETS
   Beginning of year..............................................................       140,550,749          162,057,409
                                                                                        ------------         ------------
   End of year (including undistributed net investment income
      of $204,027 and $221,523, respectively).....................................      $154,908,385         $140,550,749
                                                                                        ============         ============

See accompanying notes to financial statements.

                         MUNICIPAL ADVANTAGE FUND INC.
                         NOTES TO FINANCIAL STATEMENTS
                               October 31, 1995

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Municipal Advantage Fund Inc. (the "Fund") was incorporated in Maryland on February 23, 1993 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940.

     The Fund has entered into a management agreement with Advantage Advisers, Inc. (the "Investment Manager"), a subsidiary of Oppenheimer & Co., Inc., pursuant to which the Investment Manager will, among other things, supervise the Fund's investment program and monitor the performance of the Fund's service providers.

     The Investment Manager entered into an advisory contract with OpCap Advisors (formerly called Quest for Value Advisors) (the "Investment Adviser"), pursuant to which the Investment Adviser provides investment advisory and administrative services to the Fund. The Investment Adviser is responsible for the management of the Fund's portfolio in accordance with the Fund's investment objective and policies, for making decisions to buy, sell, or hold particular securities and is responsible for the day-to-day administration of the Fund.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

     (A)  VALUATION OF INVESTMENTS

     Investment debt securities (other than short-term obligations) are valued each week by an independent pricing service approved by the Board of Directors. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any security or other asset for which market quotations are not readily available is valued at its fair value as determined in good faith by or under procedures established by the Board of Directors.

     (B)  FEDERAL INCOME TAXES

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and non-taxable income to its shareholders; accordingly, no Federal income tax provision is required.

     (C)  ORGANIZATION AND OFFERING COSTS

     Costs incurred by the Fund in connection with its organization and offering of its common shares were $87,909 and $433,917, respectively; offering costs were charged to capital. Organization costs have been deferred and are being amortized to expense on a straight line basis over sixty months from commencement of operations. Offering costs and underwriting discounts in connection with the preferred share issuance were $303,393 and $962,500, respectively and were charged to capital attributable to common shares at the time of issuance of such shares.

     (D)  SECURITY TRANSACTIONS AND OTHER INCOME

     Security transactions are accounted for on the trade date. In determining the gain or loss from the sale of securities, the cost of securities sold is determined on the basis of identified cost. Interest income is accrued daily. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities.

                         MUNICIPAL ADVANTAGE FUND INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               October 31, 1995

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT'D)

     (E)  DIVIDENDS AND DISTRIBUTIONS--COMMON STOCK

     The Fund intends to declare dividends from net investment income monthly to holders of common stock. Distributions of net capital gains, if any, will be paid at least annually. The Fund records dividends and distributions to common shareholders on the ex-dividend date.

2.   INVESTMENT MANAGEMENT FEE

     The investment management fee is payable monthly to the Investment Manager, and is computed as a percentage of the Fund's average weekly net assets at the annual rate of .60%. The Investment Manager pays the Investment Adviser a monthly fee at an annual rate of .36% of the Fund's average weekly net assets for its services. Investment management fees earned for the year ended
October 31, 1995 were $889,036.

3.   PURCHASES AND SALES OF SECURITIES

     For the year ended October 31, 1995, purchases and sales of investment securities other than short-term securities, aggregated $52,685,226 and $52,647,498, respectively.

4.   CAPITAL

     There are 100 million shares of $.001 par value common stock authorized. The Fund's charter provides that the Board of Directors may classify or reclassify any unissued shares of capital stock into one or more additional classes or series, with rights determined by the Board of Directors. The Fund's Board of Directors has authorized the reclassification of 1,100 shares of common stock to Auction Rate Preferred Stock ("Preferred Stock").

5.   AUCTION RATE PREFERRED STOCK

     The Fund has issued 1,100 shares of Preferred Stock with a liquidation value of $50,000 per share plus any accumulated but unpaid dividends.

     Dividends are cumulative at a rate set through auction procedures and are typically reset and paid every twenty-eight days. The dividend rate ranged from 3.399% to 4.26% during the year ended October 31, 1995 and was 3.849% at October 31, 1995. Distributions of capital gains, if any, will be paid at least annually.

     The Fund is subject to certain restrictions relating to the Preferred Stock. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Stock at liquidation value.

     The Preferred Stock, which is entitled to one vote per share, generally votes with the common stock but votes separately as a class to elect two Directors and on any matters affecting the rights of the Preferred Stock.

                         MUNICIPAL ADVANTAGE FUND INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               October 31, 1995

6.   QUARTERLY DATA (UNAUDITED)

                                                                                        Realized and Unrealized
                                                                   Net                      Gain (Loss) on
                                 Investment Income          Investment Income              Investments--Net
                               ---------------------       ---------------------       ------------------------
                                                Per                         Per                           Per
                                              Common                      Common                         Common
QUARTER ENDED                     Total        Share          Total        Share           Total         Share
-------------                  ----------      -----       ----------      -----       ------------      ------
January 31, 1995........       $2,283,921      $0.31       $1,967,434      $0.27       $  4,208,926      $ 0.58
April 30, 1995..........        2,302,750       0.32        1,965,276       0.27          4,526,988        0.62
July 31, 1995...........        2,297,040       0.32        1,953,419       0.27          1,803,701        0.25
October 31, 1995........        2,325,120       0.32        1,980,448       0.27          3,835,517        0.53
                               ----------      -----       ----------      -----       ------------      ------
                               $9,208,831      $1.27       $7,866,577      $1.08        $14,375,132      $ 1.98
                               ==========      =====       ==========      =====       ============      ======

January 31, 1994........       $2,254,819      $0.31       $1,905,740      $0.26       $  1,113,638      $ 0.15
April 30, 1994..........        2,242,578       0.31        1,899,573       0.26        (14,609,755)      (2.01)
July 31, 1994...........        2,242,693       0.31        1,905,095       0.26          2,066,196        0.29
October 31, 1994........        2,272,030       0.31        1,946,722       0.27         (9,604,450)      (1.32)
                               ----------      -----       ----------      -----       ------------      ------
                               $9,012,120      $1.24       $7,657,130      $1.05       $(21,034,371)     $(2.89)
                               ==========      =====       ==========      =====       ============      ======

7.   CAPITAL LOSS CARRYFORWARD

     At October 31, 1995, accumulated net realized capital losses available as a reduction against future net realized capital gains were $2,291,933 of which $1,259,457 will expire in 2002 and $1,732,476 will expire in 2003.

8.   SUBSEQUENT EVENTS

     On November 1, 1995, a dividend of $.065 per share was declared to common shareholders payable November 30, 1995 to shareholders of record on November 13, 1995.

     On December 1, 1995, a dividend of $.065 per share was declared to common shareholders payable December 29, 1995 to shareholders of record on December 15, 1995.

                         MUNICIPAL ADVANTAGE FUND INC.
                             FINANCIAL HIGHLIGHTS
            For a common share outstanding throughout each period:

                                                                      Year ended           Year ended         April 30, 1993 (1)
                                                                   October 31, 1995     October 31, 1994     to October 31, 1993
                                                                   ----------------     ----------------     -------------------
Net asset value, beginning of period...........................     $      11.79         $      14.75          $      14.10
Income from investment operations:
Net investment income..........................................             1.08                 1.05                  0.43
Net realized and unrealized gain (loss) on investments.........             1.98                (2.89)                 0.84
                                                                    ------------         ------------          ------------
      Total from investment operations.........................             3.06                (1.84)                 1.27
                                                                    ------------         ------------          ------------
Dividends and distributions to shareholders:
Dividends to preferred shareholders from
   net investment income.......................................            (0.30)               (0.21)                (0.07)
Dividends to common shareholders from
   net investment income.......................................            (0.78)               (0.86)                (0.31)
Distributions to preferred shareholders from
   net realized gains..........................................               --                (0.01)                   --
Distributions to common shareholders from
   net realized gains..........................................               --                (0.04)                   --
                                                                    ------------         ------------          ------------
      Total dividends and distributions to shareholders........            (1.08)               (1.12)                (0.38)
                                                                    ------------         ------------          ------------
Capital charge in respect of issuance of
   preferred shares............................................               --                   --                 (0.18)
Capital charge in respect of issuance of common shares.........               --                   --                 (0.06)
                                                                    ------------         ------------          ------------
      Total capital charges....................................               --                   --                 (0.24)
                                                                    ------------         ------------          ------------
Net asset value, end of period.................................     $      13.77         $      11.79          $      14.75
                                                                    ============         ============          ============
Market value, end of period....................................     $     11.625         $       9.75          $     14.125
                                                                    ============         ============          ============
Total investment return........................................             27.9%(2)            (25.7%)(2)              2.4%(2,3)
                                                                    ============         ============          ============

Net assets, end of period......................................     $154,908,385(4)      $140,550,749(4)       $162,057,409(4)
                                                                    ------------         ------------          ------------
Ratio of operating expenses to average net assets..............             1.44%(6)             1.39%(6)              1.17%(5,6)
                                                                    ------------         ------------          ------------
Ratio of net investment income to average net assets...........             8.44%(6)             7.85%(6)              6.07%(5,6)
                                                                    ------------         ------------          ------------
Portfolio turnover.............................................               36%                  22%                    9%
                                                                    ------------         ------------          ------------

--------------------------------------------------------------------------------

(1) Commencement of operations.

(2) Change in market price assuming reinvestment of dividends on payable date (at market).

(3) Return does not reflect underwriters' discount.

(4) 1940 Act Preferred Shares asset coverage was 281%, 255% and 295%, respectively.

(5) Annualized.

(6) Ratios calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders. Average net assets of common shareholders for the year were $93,172,629, $97,502,978 and $102,609,821, respectively.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Municipal Advantage Fund Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Municipal Advantage Fund Inc. (the "Fund") at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period April 30, 1993 (commencement of operations) to October 31, 1993, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
December 15, 1995

TAX INFORMATION

We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (October 31, 1995) as to the Federal tax status of dividends and distributions received by shareholders during such fiscal year. Accordingly, we are advising you that substantially all dividends paid from net investment income during the fiscal year ended October 31, 1995 were Federally exempt interest dividends, although the Fund did invest in securities which paid interest subject to the Federal alternative minimum tax during the fiscal year. Dividends paid from net investment income subject to such tax amounted to 8.9%. Per share dividends and distributions for the fiscal year ended October 31, 1995 were as follows:

           Net Investment Income...................        $0.78

Since the Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 1995. In January 1996, you will be advised on IRS Form 1099 DIV as to the Federal tax status of the dividends received by you in calendar 1995. The amount that will be reported, will be the amount to use on your 1995 Federal income tax return and may differ from the amount which we must report for the Fund's fiscal year ended October 31, 1995. Shareholders are advised to consult with their own tax advisers as to the Federal, state and local tax status of the Fund's income received. A breakdown of interest by state will also be provided which may be of value in reducing a shareholder's state or local tax liability, if any.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Municipal Advantage Fund Inc. has a Dividend Reinvestment and Cash Purchase Plan (the "Plan"). Under the Plan, all dividends and distributions on the Fund's Common Stock automatically are reinvested in additional shares of Common Stock purchased in the open market unless a shareholder elects to receive cash. Dividends and distributions with respect to Common Stock registered in the name of a bank, broker-dealer or other nominee are reinvested under the Plan unless the service is not provided by the bank, broker-dealer or other nominee or the shareholder elects to receive dividends and distributions in cash. Investors that own shares registered in the name of a bank, broker-dealer or other nominee should consult with such nominee as to their participation in the Plan and may be required to have their shares registered in their own names in order to participate in the Plan if they transfer their shares into the name of another nominee.

BostonEquiServe L.P., (the "Plan Agent") serves as agent for the holders of Common Stock in administering the Plan. After the Fund declares a dividend on the Common Stock or determines to make a capital gain distribution, the Plan Agent, as agent for the participants, receives the cash payment and uses it to buy the Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Fund does not issue any new shares of Common Stock in connection with the Plan.

Participants also have the option of making additional cash payments to the Plan Agent, monthly, in a minimum amount of $250, for investment in Common Stock. The Plan Agent uses all such funds received from participants to purchase shares of Common Stock in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent at least ten days before an applicable purchase date. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including tax forms required for personal and tax filing. Shares of Common Stock in the account of each Plan participant will be held by the Plan in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. In the case of holders of Common Stock, such as banks, broker-dealers or other nominees, that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the holders as representing the total amount registered in such holders' names and held for the account registered in such holders' names and held for the account of beneficial owners that have not elected to receive distributions in cash.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments are paid for by the Fund. However, each participant pays a pro rata share of the brokerage commission incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of income dividends, capital gain distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are less than the usual brokerage charges for such transactions because the Plan Agent purchases stock for all participants in blocks and prorates the lower commission thus attainable.

The receipt of dividends and distributions under the Plan does not relieve participants of any income tax which may be payable on such dividends or distributions.

Participation in the Plan may be terminated at any time by written notice from the participant received by the Plan Agent up to 10 days prior to the next dividend record date. Upon termination, the Plan Agent will send the participant a certificate for the full shares in his/her account and a check in an amount equal to the then current market price of any fractional share, or upon written instructions from the participant, will sell the full shares as soon as practicable following termination and send the participant a check representing the proceeds, less a service charge of $2.50, brokerage commissions and applicable taxes, if any.

The Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to participants in the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but only by at least 30 days written notice to participants in the Plan (except when necessary or appropriate to comply with applicable laws, rules or policies of a regulatory authority).

All correspondence concerning the Plan including requests for additional information or requests to be included or excluded from the Plan should be addressed to the applicable bank, broker-dealer or other nominee or in the case of shareholders whose shares are registered in their own name to BostonEquiServe L.P., Post Office Box 8200, Boston, Massachusetts 02266.

Annual Shareholders Meeting

The Fund held its annual shareholders meeting on February 24, 1995. At the meeting, preferred shareholders elected the nominee proposed for election to the Fund's Board of Directors and common and preferred shareholders voting together as a single class ratified the selection of Price Waterhouse LLP as the independent accountants of the Fund. The following table provides information concerning the matters voted on at the meeting:

     1.  Election of Director (preferred stock voting only)

            Nominee           Votes For   Votes Against   Withheld Authority
            ----------------  ---------   -------------   ------------------
            Robert L. Rosen      722           0                  0

     2. Ratification of Price Waterhouse LLP as the Independent Accountants of the Fund

               Votes For           Votes Against       Withheld Authority
            ----------------     -----------------     ------------------
               6,081,842              153,649               108,949


The following table provides information concerning the directors of the Fund:

                 Director               Term Expiration
            -------------------       -------------------
            Mark C. Biderman*         1996 Annual Meeting
            Raymond D. Horton         1996 Annual Meeting
            Robert I. Kleinberg       1997 Annual Meeting
            Jeswald W. Salacuse       1997 Annual Meeting
            Robert L. Rosen*          1998 Annual Meeting

* Preferred stock director

                                                                   Annual Report
Municipal Advantage Fund Inc.                                   October 31, 1995


DIRECTORS AND PRINCIPAL OFFICERS

Mark C. Biderman
   Director, Chairman of the Board and President
Raymond D. Horton
   Director
Robert L. Rosen
   Director
Jeswald W. Salacuse
   Director
Robert I. Kleinberg
   Director and Secretary
Robert A. Blum
   Assistant Secretary


INVESTMENT MANAGER

Advantage Advisers, Inc.
One World Financial Center
New York, NY 10281


INVESTMENT ADVISER

OpCap Advisors
One World Financial Center
New York, NY 10281


TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR

BostonEquiServe L.P.
Post Office Box 8200
Boston, MA 02266


INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

This report, including the financial information herein, is transmitted to the shareholders of Municipal Advantage Fund Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


Municipal Advantage Fund Inc.